Financial Instruments	9 Months Ended
Dec. 31, 2024
Text Block [Abstract]
Financial Instruments
31.	FINANCIAL INSTRUMENTS
Fair value of financial instruments
The fair value of cash, restricted cash, accounts receivable, accounts payable and accrued liabilities approximates their carrying value due to the short-term nature of these instruments. The fair value of the Revolving Credit Facility, disclosed in Note 17 approximates the respective carrying value due to variable interest rates.
The fair value of the financing arrangement included in other long-term liabilities approximates the carrying value due to prevailing interest rates and the risk characteristics of the instrument.
The fair value of the various government funding are estimated based on a discounted cash flow model applying current rates offered to the Company for financial instruments subject to similar risk and maturities. The carrying value of government funding generally approximate its fair value.
The fair values of the warrant liability, earnout liability and the share-based payment compensation liability are classified as Level 1 and are calculated using the quoted market price of the Company’s common shares at the end of each reporting period.
The fair value of the derivative asset included in other
non-current
assets is classified as Level 2 and is calculated using a binomial tree/lattice approach based on the Hull-White single factor interest rate term structure model.
The fair value of the senior secured lien notes are calculated using the quoted market price of the Notes.

The Company’s financial assets and liabilities are classified and measured as follows:

As at,		December 31, 2024		March 31, 2024
	Category	Carrying Value	Fair Value	Carrying Value	Fair Value

Financial assets

Cash (1)	Financial assets at amortized cost	$266.9	$266.9	$97.9	$97.9

Restricted cash (1)	Financial assets at amortized cost	$0.1	$0.1	$3.9	$3.9

Accounts receivable (2)	Financial assets at amortized cost	$227.6	$227.6	$246.7	$246.7

Other assets:

Other assets (1)	Financial assets at amortized cost	$10.7	$4.7	$7.6	$7.6

Derivative asset (3)	Financial instruments at FVTP(L)	$5.9	$5.9	$-	$-

Financial liabilities

Bank indebtedness (1)	Financial liabilities at amortized cost	$0.4	$0.4	$0.3	$0.3

Accounts payable and accrued liabilities (1)	Financial liabilities at amortized cost	$319.1	$319.1	$286.8	$286.8

Current portion of governmental loans (1)	Financial liabilities at amortized cost	$25.0	$25.0	$16.2	$16.2

Current portion of financing arrangement (1)	Financial liabilities at amortized cost	$1.0	$1.0	$0.9	$0.9

Long-term governmental loans (1)	Financial liabilities at amortized cost	$133.6	$133.6	$127.4	$127.4

Long-term portion of financing arrangement (1)	Financial liabilities at amortized cost	$12.6	$12.6	$10.4	$10.4

Warrant liability (4)	Financial instruments at FVTP(L)	$52.2	$52.2	$44.9	$44.9

Earnout liability (4)	Financial instruments at FVTP(L)	$10.1	$10.1	$13.8	$13.8

Share-based payment compensation liability (4)	Financial instruments at FVTP(L)	$34.5	$34.5	$31.9	$31.9

Senior secured lien notes (1)	Financial liabilities at amortized cost	$498.4	$515.2	$-	$-

1
- Initial measurement at fair value and subsequent remeasurement at amortized cost.
2
- Initial measurement at transaction price and subsequent remeasurement at amortized cost.
3
- Level 2; Initial measurement at fair value and subsequent remeasurement at FVTOCI(L)
4
- Level 1; Initial measurement at fair value and subsequent remeasurement at FVTP(L)
Financial risk management
The Company’s activities expose it to a variety of financial risks including credit risk, liquidity risk, interest rate risk and market risk. The Company may use derivative financial instruments to hedge certain of these risk exposures. The use of derivatives is based on established practices and parameters, which are subject to the oversight of the Board of Directors. The Company does not utilize derivative financial instruments for trading or speculative purposes.
Credit risk
Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations, and arises primarily from the Company’s receivables from customers. The Company has an established credit policy under which each new customer is analyzed individually for creditworthiness before the Company’s standard payment and delivery terms and conditions are offered. The Company’s review includes a review of the potential customer’s financial information, external credit ratings and bank and supplier references. Credit limits are established for each new customer and customers that fail to meet the Company’s credit requirements may transact with the Company only on a prepayment basis.
The maximum credit exposure at December 31, 2024 is the carrying amount of accounts receivable of $227.6 million (March 31, 2024 - $246.7 million). At December 31, 2024, there were two customer accounts greater than 10% of the carrying amount of accounts receivable. At March 31, 2024, there was one customer account greater than 10% of the carrying amount of accounts receivable. As at December 31, 2024, $9.8 million, or 4.3% (March 31, 2024 - $6.2 million, or 2.5%), of accounts receivable were more than 90 days old.
The Company establishes an allowance for doubtful accounts that represents its estimate of losses in respect of accounts receivable. The main components of this allowance are a specific provision that relates to individual exposures and a provision for expected losses that have been incurred but not yet identified. The allowance for doubtful accounts at December 31, 2024 was $8.8 million (March 31, 2024 - $3.1 million), as disclosed in Note 14.
The Company may be exposed to certain losses in the event of non-performance
by counterparties to derivative financial instruments such as commodity price contracts and foreign exchange contracts. The Company mitigates this risk by entering into transactions with highly rated major financial institutions.
Liquidity risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due. The Company manages liquidity risk by maintaining adequate cash balances. The Company continuously monitors and reviews actual and forecasted cash flows to ensure adequate liquidity and anticipate liquidity requirements. The Company’s objectives and processes for capital management, including the management of long-term debt, are described in Note 6.
The following table discloses the Company’s contractually agreed (undiscounted) cash flows payable under financial liabilities, as at December 31, 2024:

	Carrying Amount	Contractual Cash Flows	Year 1	Year 2	Years 3 to 5	Greater than 5 Years

Revolving Credit Facility	$0.4	$(0.4)	$(0.4)	$-	$-	$-

Accounts payable and accrued liabilities	319.1	(319.1)	(319.1)	-	-	-

Governmental Loans	158.6	(289.2)	(25.0)	(25.0)	(46.1)	(193.1)

Interest on Provincial MENDM Loan	-	(10.6)	(1.7)	(2.4)	(6.5)	-

Financing arra ngem ents	10.6	(10.6)	(1.0)	(1.0)	(8.6)	-

Senior Secured Lien Notes	498.4	(503.6)	-	-	(503.6)	-

Interest on Senior Secured Lien Notes	-	(206.9)	(46.0)	(46.0)	(114.9)	-

	$987.1	$(1,340.4)	$(393.2)	$(74.4)	$(679.7)	$(193.1)

The following table discloses the Company’s contractually agreed (undiscounted) cash flows payable under financial liabilities, as at March 31, 2024:

	Carrying Amount	Contractual Cash Flows	Year 1	Year 2	Years 3 to 5	Greater than 5 Years

Revolving Credit Facility	$0.3	$(0.3)	$(0.3)	$-	$-	$-

Accounts payable and accrued liabilities	286.8	(286.8)	(286.8)	-	-	-

Governmental Loans	143.6	(254.2)	(16.2)	(25.0)	(61.7)	(151.3)

Interest on Provincial MENDM Loan	-	(8.3)	(0.9)	(2.1)	(5.3)	-

Financing arrangements	11.3	(11.3)	(0.9)	(1.0)	(9.4)	-

	$442.0	$(560.9)	$(305.1)	$(28.1)	$(76.4)	$(151.3)

Market risk
Market risk is the risk that changes in market prices, such as foreign exchange rates, interest rates and commodity prices, will affect the Company’s income or the value of its holdings of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return on risk. During the nine month period ended December 31, 2024 and year ended March 31, 2024, the Company was not a party to agreements to hedge the commodity price risk associated with the revenue on the sale of steel. When the Company is party to hedging agreements, these activities are carried out under the oversight of the Company’s Board of Directors.
Currency risk
The Company is exposed to currency risk on purchases, labour costs and pension and other post retirement employment benefits liabilities that are denominated in Canadian dollars. The prices for steel products sold in Canada are derived mainly from price levels in the US market in US dollars converted into Canadian dollars at the prevailing exchange rates. As a result, a stronger US dollar relative to the Canadian dollar increases the Company’s Canadian dollar selling prices for sales within Canada.
The Company’s Canadian dollar denominated financial instruments as at December 31, 2024 and March 31, 2024, were as follows:

As at,	December 31, 2024	March 31, 2024

Cash	$1.9	$1.5

Restricted cash	0.1	3.9

Accounts receivable	107.0	78.0

Accounts payable and accrued liabilities	(139.4)	(145.5)

Governmental loans	(158.6)	(143.6)

Other long-term liabilities	(23.7)	(17.0)

Net Canadian dollar denominated financial instruments	$(212.7)	$(222.7)

A $0.01 decrease (or increase) in the US dollar relative to the Canadian dollar for the nine month period ended December 31, 2024 would have decreased (or increased) income (loss) from operations by $0.8 million. A $0.01 decrease (or increase) in the US dollar relative to the Canadian dollar for the year ended March 31, 2024 would not have decreased (or increased) income (loss) from operations.
Interest rate risk
Interest rate risk is the risk that the value of the Company’s assets and liabilities will be affected by a change in interest rates. The Company’s interest rate risk mainly arises from the interest rate impact on its banking facilities and debt. The Company may manage interest rate risk through the periodic use of interest rate swaps.
For the nine month period ended December 31, 2024 and March 31, 2024, a one percent increase (or decrease) in interest rates would have decreased (or increased) net income (loss) by approximately nil.
Commodity price risk
The Company is subject to price risk from fluctuations in the market prices of commodities, including natural gas, iron ore and coal. The Company enters into supply agreements for certain of these commodities as disclosed in Note 27. To manage risks associated with future variability in cash flows attributable to certain commodity purchases, the Company may use derivative instruments with maturities of 12 months or less to hedge the commodity price risk associated with the revenue on the sale of steel. At December 31, 2024 and March 31, 2024, the Company had no commodity-based swap contracts.